UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20369

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 10, 2018

NATURAL HEALTH FARM HOLDINGS INC
(Exact name of registrant as specified in charter)

Nevada	000-1621697	98-1032170

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 North Orange Ave., Suite 1100	32801
Orlando, Florida

(Address of principal executive offices)	(Zip code)

Issuer’s telephone number, including area code: (424) 354-4973
(Registrant's telephone number including area code)

1980 Festival Plaza Drive, Suite 530, Las Vegas NV 89135
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Effective July 10, 2018, Natural Health Farm Holdings Inc. (the “Corporation”) moved its corporate headquarters to 20 North Orange Avenue, Suite 1100, Orlando, Florida 32801. The Corporation’s new telephone number is 407-476-8976

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 12, 2018

Natural Health Farm Holdings Inc

/s/ Tee Chuen Meng

Mr. Tee Chuen Meng
Chief Executive Officer